UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 6, 2024

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 9, 2024, we closed our registered underwritten public offering (the “Offering”) of 64,400,000 shares of common stock, $0.01 par value per share (the “Common Stock”), including the exercise in full of the underwriters' option to purchase up to an additional 8,400,000 shares of Common Stock to cover overallotments, pursuant to our registration statement on Form S-11 (File No. 333-267464) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Offering, we entered into an Underwriting Agreement, dated February 6, 2024, by and among us, American Healthcare REIT Holdings, LP (the "Operating Partnership"), BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”).

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by us and the Operating Partnership, customary conditions to closing, indemnification obligations of us, the Operating Partnership and the underwriters, including for liabilities under the Securities Act, certain other obligations of the parties and termination provisions.

The material terms of the Underwriting Agreement are qualified in their entirety by the agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Registration Statement filed in connection with the Offering, our board of directors (the “Board”) granted restricted stock awards to certain of our directors, named executive officers and employees, subject to and effective upon the completion of the Offering.

The awards granted to our employees, including our named executive officers, include, in the aggregate, 912,966 shares of restricted Common Stock and will vest in 25% increments on each of the first four anniversaries of the February 9, 2024 closing date of the Offering, subject to the grantee’s continuous service through the applicable vesting date. Of these awards, the awards granted to Messrs. Prosky, Peay, Willhite, Oh and Foster represent 222,222 shares, 148,148 shares, 125,926 shares, 74,074 shares and 55,556 shares of restricted Common Stock, respectively.

The Board also granted 7,407 shares of restricted Common Stock to each of our directors, other than Mr. Prosky. The restricted stock awards granted to our directors will vest on the same terms and conditions as those granted to our employees, vesting in 25% increments on each of the first four anniversaries of the February 9, 2024 completion date of the Offering, subject to the grantee’s continuous service through the applicable vesting date.

The foregoing summary above is qualified in its entirety by reference to the full text of the executive and director restricted stock award agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in the Registration Statement, on February 7, 2024, we filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland, which prohibit us from unilaterally electing to be subject to Section 3-803 of Title 3, Subtitle 8 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeovers Act (“MUTA”). As a result of the Articles Supplementary and our Board's previously adopted resolutions, we are prohibited from electing to be subject to Section 3-803 of the MGCL, which would permit us to classify our Board without stockholder approval, and such prohibition may not be repealed unless the repeal of such prohibition is approved by our stockholders by the affirmative vote of at least a majority of the votes cast on the matter by our stockholders entitled to vote generally in the election of directors.

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Stockholder Letter

On February 12, 2024, we issued a letter, including a list of frequently asked questions ("FAQs"), to our stockholders regarding the recent listing of our Common Stock on the New York Stock Exchange and the closing of the Offering. The stockholder letter with FAQs will be mailed to our stockholders and made available on our website in the Investor Relations section at https://

www.AmericanHealthcareREIT.com. A copy of the stockholder letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Stockholder Webcast Presentation

On February 12, 2024 at 4:00 p.m. Eastern Time, we will be conducting a stockholder webcast presentation. A copy of the presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference herein.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated February 6, 2024, by and among American Healthcare REIT, Inc., American Healthcare REIT Holdings, LP, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

3.1	Articles Supplementary (Subtitle 8 Opt-Out) of American Healthcare REIT, Inc., dated February 7, 2024
10.1†
Form of Executive Listing Equity Award Agreement (incorporated by reference to Exhibit 10.26 to the Pre-Effective Amendment No. 4 to American Healthcare REIT, Inc.'s Registration Statement on Form S-11 (No. 333-267464) filed on January 29, 2024)

10.2†
Form of Independent Director Listing Equity Award Agreement (incorporated by reference to Exhibit 10.27 to the Pre-Effective Amendment No. 4 to American Healthcare REIT, Inc.'s Registration Statement on Form S-11 (No. 333-267464) filed on January 29, 2024)

99.1	Stockholder Letter, dated February 12, 2024
99.2	Stockholder Webcast Presentation, dated February 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Indicates management contract or compensatory plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
February 12, 2024
By:/s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President